EXPLANATORY NOTE

The sole purpose of this filing is to file supplemental risk/return summary information, in interactive data format, for Class A shares, Class C shares and Institutional shares of the Commodities Strategy Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund, separate series of Rydex Series Funds.

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